Supplement dated July 30, 2007
to the

Buffalo Funds®
Prospectus dated July 30, 2007

Buffalo Balanced Fund
Buffalo High Yield Fund
Buffalo Jayhawk China Fund
Buffalo Large Cap Fund
Buffalo Micro Cap Fund
Buffalo Mid Cap Fund
Buffalo Small Cap Fund
Buffalo Science & Technology Fund
Buffalo USA Global Fund

Effective July 31, 2007, the Buffalo Small Cap Fund (the “Fund”) will be closed to all new purchases through broker dealers.  In addition, transfers from a retail account to a brokerage account will not be accepted until 180 days after the original purchase date.

There is no change to the Fund’s current policy which permits direct investments, additional investments by existing shareholders and investments made through 401(k) plans.  The investment manager believes that closing the Fund to these distribution channels is the best way to ensure the Fund can be effectively managed to its objective of long-term growth of capital through the purchase of companies with market capitalizations of $2 billion or less at time of purchase.

Please retain this Supplement with your Prospectus.

The date of this Prospectus supplement is July 30, 2007.